CORPORATE BENEFITS

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account L1

Supplement dated February 25, 2005, to the Statement of Additional Information dated May 1, 2004

This supplement amends certain information contained in the Statement of Additional Information dated May 1, 2004. Please read it carefully and keep it with your Statement of Additional Information for future reference.

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The "Distribution of the Policies" section in the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

DISTRIBUTION OF THE POLICIES

The company's affiliate, ING America Equities, Inc., serves as the principal underwriter (distributor) for the policies. ING America Equities, Inc. was organized under the laws of the State of Colorado on September 27, 1993 and is registered as a broker/dealer with the SEC and the National Association of Securities Dealers, Inc. We pay ING America Equities, Inc. under a distribution agreement dated May 1, 2002. ING America Equities, Inc.'s principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2003, 2002 and 2001, the aggregate amount paid to ING America Equities, Inc. under our distribution agreement was $605,518, $493,873 and $665,997, respectively.

We sell our policies through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. A description of the manner in which the policies are purchased may be found in the prospectus under the section entitled "Purchasing a Policy."

All broker/dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker/dealers, who in turn pay commissions to their agents/registered representatives who sell this policy.

During the first policy year we currently pay a distribution allowance of up to 23% of target premium we receive. No compensation is paid on premium in excess of target premium. We pay a distribution allowance of up to 9% of target premium received in policy years two through five, and a lower amount thereafter.

In certain circumstances target premium, for compensation purposes, may include premium received for coverage under the adjustable term insurance rider.

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Broker/dealers also currently receive renewal commissions (trails) of up to 0.10% of the average net policy value each year.

In addition to these distribution allowances/commissions, we may also pay other amounts to broker/dealers and/or their agents/registered representatives. These amounts may include:

  Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on insurance sales;

  Wholesaler fees and marketing allowances based on aggregate commissions paid during the year;

  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

  Sponsor payments or reimbursements for broker/dealers to use in sales contests for their agents/registered representatives. We do not hold contests directly based on sales of this product; and

  Certain overrides, bonuses and other benefits, which may include cash compensation, based on the amount of earned commissions, agent/representative recruiting, and other activities that promote the sale of policies.

We pay dealer concessions, wholesaling fees, bonuses, overrides, other allowances and benefits and the costs of all other incentives or training programs from our resources which include sales charges.

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